UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 6, 2004

                         Third Wave Technologies, Inc.

             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     000-31745               39-1791034
      (State or Other                 (Commission            (IRS Employer
Jurisdiction of Incorporation)        File Number)         Identification No.)


          502 South Rosa Road
           Madison, Wisconsin                             53719
(Address of Principal Executive Offices)               (Zip Code)


                                 (888) 989-2357
              (Registrant's Telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

99.1  News Release issued by the Company.

Item 12. Results of Operations and Financial Condition.

      On May 6, 2004, the Company issued a news release announcing its management succession plan, a copy of which is filed Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            THIRD WAVE TECHNOLOGIES, INC.


Date:  May 6, 2004                          By: /s/ John Comerford
                                                -----------------------------
                                                Name: John Comerford
                                                Title: Vice President, General
                                                Counsel and Secretary

                                 EXHIBIT INDEX

      The following exhibits are filed herewith:

Exhibit No.                Description
-----------                -----------
99.1                       News Release issued by the Company